UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   February 20, 2009

BOISE CASCADE HOLDINGS, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-122770 (Commission File Number)	20-1478587 (IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to 2006 Director Equity Agreement

On February 20, 2009, our parent company, Forest Products Holdings, L.L.C., entered into Amendment No. 1 to Directors Equity Agreement (the “Directors Amendment”) with Duane C. McDougall, our chairman and chief executive officer, amending the Directors Equity Agreement between us and Mr. McDougall dated April 3, 2006 (the “2006 DEA”).  Under the Directors Amendment: (i) a portion of the FPH series C equity units held by Mr. McDougall pursuant to the 2006 DEA that were previously subject to performance vesting became subject to time vesting; (ii) the vesting period for all unvested time vesting FPH Series C equity units held pursuant to the 2006 DEA (including those converted to time vesting by the Directors Amendment) was extended by one year; (iii) the determination date for calculation of vesting for the remaining performance vesting equity units was extended by one year; and (iv) the formula used for calculation of the fair market value repurchase price applicable to a repurchase of FPH series C equity units governed by the 2006 DEA in the event of termination of employment was revised.  The form of the Directors Amendment is filed as Exhibit 10.1 to this report and the foregoing description is qualified in its entirety by reference to such Exhibit.

Amendment to 2006 Management Equity Agreement

On February 20, 2009, our parent company, Forest Products Holdings, L.L.C., entered into Amendment No. 1 to Management Equity Agreement (the “Management Amendment”) with David G. Gadda, our vice president, general counsel and secretary, amending the Management Equity Agreement between us and Mr. Gadda dated April 3, 2006 (the “2006 MEA”).  Under the Management Amendment: (i) a portion of the FPH series C equity units held by Mr. Gadda pursuant to the 2006 MEA that were previously subject to performance vesting became subject to time vesting; (ii) the vesting period for all unvested time vesting FPH Series C equity units held pursuant to the 2006 MEA (including those converted to time vesting by the Management Amendment) was extended by one year; (iii) the determination date for calculation of vesting for the remaining performance vesting equity units was extended by one year; and (iv) the formula used for calculation of the fair market value repurchase price applicable to a repurchase of FPH series C equity units governed by the 2006 MEA in the event of termination of employment was revised.  The form of the Management Amendment is filed as Exhibit 10.2 to this report and the foregoing description is qualified in its entirety by reference to such Exhibit.

Amendment to Chief Executive Officers Employment Agreement

On February 20, 2009, our subsidiary, Boise Cascade, L.L.C., entered into a First Amendment to Employment Agreement with Duane C. McDougall amending the Employment Agreement with Mr. McDougall dated November 20, 2008.  The amendment eliminated certain insurance benefits provided Mr. McDougall, increased his base salary by $8,250 per year, and amended the severance provisions of the agreement to provide Mr. McDougall with two years’ base salary and target bonus in the event his employment is terminated by the company without cause or by Mr. McDougall with good reason, as defined in the Employment Agreement.  The form of the First Amendment to Employment Agreement is filed as Exhibit 10.3 to this report and the foregoing description is qualified in its entirety by reference to such Exhibit.

Grant of Series C Equity Units

On February 20, 2009, our parent company, Forest Products Holdings, L.L.C., granted an award of 8,972,980 of its series C equity units to Duane C. McDougall, our chairman and chief executive officer.  These units were awarded pursuant to the terms of the Management Equity Agreement dated November 20, 2008 between FPH and Mr. McDougall, which was disclosed in our Form 8-K filing made on November 25, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number

Description

Exhibit 10.1

Amendment No. 1 (dated February 20, 2009) to Director Equity Agreement dated April 3, 2006.

Exhibit 10.2

Amendment No. 1 (dated February 20, 2009) to Management Equity Agreement dated April 3, 2006.

Exhibit 10.3

First Amendment (dated February 20, 2009) to Employment Agreement between Boise Cascade, L.L.C. and Duane McDougall dated November 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

By	/s/ David G. Gadda
David G. Gadda Vice President, General Counsel and Secretary

Date:  February 26, 2009